UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2015 (September 14, 2015)

CHANTICLEER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29507	20-2932652
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7621 Little Avenue, Suite 414 Charlotte, North Carolina 28226
(Address of principal executive offices)

Registrant’s telephone number, including area code: (704) 366-5122

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On September 14, 2015, Chanticleer Holdings, Inc., a Delaware corporation (“Chanticleer”), issued a press release announcing that year-to-date same store sales through August 2015 for its domestic Hooters stores increased approximately 12%, including growth of 13.8% for its Hooters location in Tacoma, WA, and 10.0% for its Hooters location in Portland (Jantzen Beach), OR. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

On September 15, 2015, Chanticleer issued a press release reminding its rights offering shareholders of record that the deadline for all subscriptions is this week. A copy of the press release is attached to this Form 8-K as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Document

99.1	Press Release dated September 14, 2015

99.2	Press Release dated September 15, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Chanticleer Holdings, Inc.,
a Delaware corporation
(Registrant)

Date: September 16, 2015	By:	/s/ Michael D. Pruitt
	Name:	Michael D. Pruitt
	Title:	Chief Executive Officer